EXHIBIT 25




                     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G.
BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.


                               S/ HOWARD G. BUFFETT
                               ____________________________________
                               Howard G. Buffett, Director
                               Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L.
CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                               S/ JOHN L. CLENDENIN
                               ____________________________________
                               John L. Clendenin, Director
                               Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B.
COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              JOHNNETTA B. COLE
                              ____________________________________
                              Johnnetta B. Cole, Director
                              Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR
EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                               S/ J. TREVOR EYTON
                             ____________________________________
                               J. Trevor Eyton, Director
                               Coca-Cola Enterprises Inc.

                      POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH R.
GLADDEN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

    IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ JOSEPH R. GLADDEN, JR.
                          ____________________________________
                          Joseph R. Gladden, Jr., Director
                          Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

    IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                               S/ CLAUS M. HALLE
                             ____________________________________
                             Claus M. Halle, Director
                             Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP
HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ L. PHILLIP HUMANN
                           ____________________________________
                           L. Phillip Humann, Director
                           Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

    IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                               S/ JOHN E. JACOB
                              ____________________________________
                              John E. Jacob, Director
                              Coca-Cola Enterprises Inc.

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A.
KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

    IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ ROBERT A. KELLER
                         ____________________________________
                         Robert A. Keller, Director
                         Coca-Cola Enterprises Inc.

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, JEAN-CLAUDE
KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

    IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ JEAN-CLAUDE KILLY
                            ____________________________________
                            Jean-Claude Killy, Director
                            Coca-Cola Enterprises Inc.

                     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, S. L. PROBASCO,
JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

    IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ S. L. PROBASCO, JR.
                            ____________________________________
                            S.L. Probasco, Jr., Director
                            Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the issuance of securities of the Company from time to time under the Coca-Cola & Schweppes Employees Share Ownership Plan, or any amendment or supplement thereto, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.


                         S/ SUMMERFIELD K. JOHNSTON, JR.
                         ______________________________________
                         Summerfield K. Johnston, Jr., Director
                         Coca-Cola Enterprises Inc.